UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☒	Definitive additional materials

☐	Soliciting material under Rule 14a-12

WESTROCK COMPANY

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on February 1, 2019.

WESTROCK COMPANY

WESTROCK COMPANY

1000 ABERNATHY ROAD, NE

ATLANTA, GEORGIA 30328

Meeting Information

Meeting Type:           Annual Meeting

For holders as of:      December 7, 2018

Date:     February 1, 2019         Time:   9:00 AM

Location:   The Westin Atlanta Perimeter North

           7 Concourse Parkway

           Atlanta, Georgia 30328

Telephone:  770-395-3900

You are receiving this communication because you hold shares in WestRock Company.

This notice is not a ballot or a form of proxy. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 18, 2019 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends a vote FOR all director nominees and FOR proposals 2, 3 and 4:
1.	Election of Directors

	1a.	Colleen F. Arnold

	1b.	Timothy J. Bernlohr

	1c.	J. Powell Brown

	1d.	Michael E. Campbell

	1e.	Terrell K. Crews

	1f.	Russell M. Currey

	1g.	John A. Luke, Jr.

	1h.	Gracia C. Martore

	1i.	James E. Nevels

	1j.	Timothy H. Powers

	1k.	Steven C. Voorhees

	1l.	Bettina M. Whyte

	1m.	Alan D. Wilson

2.	Approval of an Amendment to the Amended and Restated Certificate of Incorporation of WRKCo Inc., a wholly owned subsidiary of WestRock Company.

3.	Advisory Vote to Approve Executive Compensation.

4.	Ratification of Appointment of Ernst & Young LLP.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.